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                                                                    EXHIBIT 10.5



                  AMENDED AND RESTATED MANAGEMENT SUBSCRIPTION
                           AND STOCKHOLDERS AGREEMENT

         This Amended and Restated Management Subscription and Stockholders Agreement (the "Agreement") is entered into as of February 1, 2000, by and between Liberty Group Publishing, Inc., a Delaware corporation (the "Company"), Green Equity Investors II, L.P., a Delaware limited partnership ("GEI"), and the person identified on Annex A attached hereto (hereinafter referred to as the "Management Investor"), with reference to the following facts:

         WHEREAS, GEI is the principal shareholder of the Company;

         WHEREAS, Management Investor is a key employee of the Company or one of its subsidiaries and, accordingly, as an incentive to the Management Investor, the Company has previously issued, and may from time to time hereafter desire to issue, uncertificated shares of the Company's common stock (collectively, the "Common Stock") to the Management Investor as set forth herein;

         WHEREAS, the Company, GEI and the Management Investor are parties to that certain Management Subscription and Stockholders Agreement entered into as of March ___, 1998 (the "Original Agreement"); and

         WHEREAS, the Company, GEI and the Management Investor desire to amend and restate the Original Agreement in its entirety to be in the form of this Agreement.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1.       Management Investor Representations.

                  (a) Investment Risk. The Management Investor represents and acknowledges that (i) as a result of the Management Investor's (A) existing relationship with the Company and by virtue of being an executive of business enterprises acquired by the Company, and (B) experience in financial matters, the Management Investor is properly able to evaluate the capital structure of the Company, the business of the Company and its subsidiaries and the risks inherent therein; (ii) the Management Investor has been given the opportunity to obtain any additional information or documents from and to ask questions, and receive answers of, the officers and representatives of the Company and its subsidiaries to the extent necessary to evaluate the merits and risks related to an investment in the Company; (iii) the Management Investor has been and will be, to the extent the Management Investor deems necessary, advised by legal counsel of the Management Investor's choice at Management Investor's expense in connection with this Agreement and the issuance and sale of Common Stock hereunder and


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(iv) the purchase or issuance of Common Stock hereunder will be consistent, in both nature and amount, with the Management Investor's overall investment program and financial condition, and the Management Investor's financial condition will be such that the Management Investor will be able to bear the economic risk of holding unregistered Common Stock for which there is no market and to suffer a complete loss of the Management Investor's investment therein. The Management Investor further acknowledges that investment in the Common Stock hereunder involves significant risks and that these risks include, without limitation, the facts that the Company is a relatively newly-formed holding company and that the Company will have a leveraged financial structure.

                  (b)      Purchase for Investment.

                  (1) The Management Investor represents and warrants that: (A) the Common Stock acquired by the Management Investor hereunder will be acquired for the Management Investor's own account for investment, without any present intention of selling or further distributing the same and the Management Investor will not have any reason to anticipate any change in the Management Investor's circumstances or any other particular occasion or event which would cause the Management Investor to sell any of such Common Stock and (B) the Management Investor is fully aware that in agreeing to sell or issue such Common Stock to the Management Investor the Company will be relying upon the truth and accuracy of these representations and warranties. The Management Investor agrees that the Management Investor will not sell or otherwise dispose of any Common Stock except in compliance with the Securities Act of 1933, as amended (the "Act"), the rules and regulations of the Securities and Exchange Commission thereunder, the relevant state securities laws applicable to the Management Investor's action and the terms of this Agreement.

                  (2) Subject to Section 6 below, in addition to the other restrictions provided in this Agreement, the Management Investor agrees that prior to making any disposition of any Common Stock acquired hereunder (other than a disposition to the Company), the Management Investor will give not less than 10 days' advance written notice to the Company describing the manner of such proposed disposition. The Management Investor further agrees that the Management Investor will not effect such proposed disposition until either (A) the Management Investor has provided to the Company, if so requested by the Company, an opinion of counsel reasonably satisfactory in form and substance to the Company that such proposed disposition is exempt from registration under the Act and any applicable state securities laws or (B) a registration statement under the Act covering such proposed disposition has been filed by the Company under the Act and has become effective and compliance with applicable state securities laws has been effected.

                  (3) The Management Investor acknowledges that no trading market for the Common Stock exists currently or is expected to exist at any time in the foreseeable future and that, as a result, the Management Investor may be unable to sell any of the Common Stock acquired hereunder for an indefinite period. Further, the Company has no obligation to register any of the Common Stock, except as expressly provided in Section 7 of this Agreement.




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                  (4) The Management Investor acknowledges and agrees that
nothing herein, including the opportunity to make any equity investment in the Company, shall be deemed to create any implication concerning the adequacy of the Management Investor's services to any of the Company or its subsidiaries or shall be construed as an agreement by the Company or its subsidiaries, express or implied, to employ the Management Investor or contract for the Management Investor's services, to restrict the right of the Company or its subsidiaries to discharge the Management Investor or cease contracting for the Management Investor's services or to modify, extend or otherwise affect in any manner whatsoever the terms of any employment agreement or contract for services which may exist between the Management Investor and the Company or its subsidiaries.

         2.       Grant of Management Shares and Legend on Certificates.

                  (a) Grant of Management Shares. The Company hereby grants to the Management Investor the right to purchase, on the terms and conditions set forth in this Agreement, all or any part of the number of shares of Common Stock indicated on Annex A hereto (the "Initial Purchased Shares") at the purchase price of $100 (the "Purchase Price") per share. In addition, the Company hereby grants to the Management Investor the number of shares of Common Stock indicated in Annex B hereto (the "Grant Shares"). All shares of Common Stock issued hereunder (including, but not limited to, the Initial Purchased Shares, the Grant Shares and any additional shares of Common Stock issued to the Management Investor from time to time hereafter, whether as a dividend or other distribution with respect to or in replacement of shares of Common Stock, as a result of a stock dividend, stock split or subdivision, stock combination or recapitalization, upon the exercise or conversion of other securities issued to the Management Investor or otherwise) shall be subject to all of the terms and restrictions contained in this Agreement, including, without limitation, those in Sections 1(b), 3, 4, 8 and 9, and shall be uncertificated shares. Subject to the limitations set forth in Section 2(b), the Management Investor shall be entitled, upon written request to the Company, to have a certificate issued to him or her representing Common Stock issued hereunder.

                  (b) Legend on Certificates. Each stock certificate issued to the Management Investor upon written request to the Company representing Common Stock issued hereunder shall bear the following (or substantially equivalent) legends on the face or reverse side thereof:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR ANY SUCCESSOR RULE UNDER THE ACT OR LIBERTY GROUP PUBLISHING, INC. (THE "COMPANY") RECEIVES AN





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                  OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT AN
                  EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AMENDED AND RESTATED MANAGEMENT SUBSCRIPTION AND STOCKHOLDERS AGREEMENT DATED AS OF FEBRUARY ___, 2000, BETWEEN THE PURCHASER PARTY THERETO AND THE COMPANY, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY, AND THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE VOTED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH VOTING, TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF SUCH AGREEMENT.

Any stock certificate issued at any time in exchange or substitution for any certificates bearing such legends (except a new certificate issued upon the completion of a public distribution of Common Stock represented thereby) shall also bear such (or substantially equivalent) legends, unless the Common Stock represented by such certificate is no longer subject to the provisions of this Agreement and, in the opinion of counsel for the Company, the Common Stock represented thereby need no longer be subject to restrictions pursuant to the Act or applicable state securities law. The Company shall not be required to transfer on its books any certificate for Common Stock in violation of the provisions of this Agreement.

         3.       Transfer of Stock.

                  (a) Prohibition on Transfer. Subject to the provisions of
Section 6, the Management Investor agrees that the Management Investor will not, on or prior to the tenth anniversary of this Agreement, directly or indirectly, sell, pledge, give, bequeath, transfer, assign or in any other way whatsoever encumber or dispose of (a "transfer") any Common Stock (or any interest therein) acquired hereunder, except for transfers (i) pursuant to this Section 3 or Sections 4, 7, 8, or 9 of this Agreement or (ii) as may be specifically authorized by the Board of Directors of the Company in its sole discretion (either of (i) or (ii), a "Permitted Transfer").

                  (b) Transfer Procedure; Right of First Refusal. The Management Investor agrees that the Management Investor will not, after the lapse of the restriction in clause (a) of this Section 3, transfer any Common Stock (or interest therein) acquired hereunder, except for Permitted Transfers or transfers in accordance with the following:

                           (1) If the Management Investor shall have received a bona fide arm's length written offer (a "Bona Fide Offer") which the Management Investor desires to




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         accept from an independent party unrelated to the Management Investor
         (the "Outside Party") for the purchase of such Common Stock for consideration consisting entirely of cash, then the Management Investor shall give a notice in writing (the "Option Notice") to the Company setting forth such desire, which notice shall set forth at least the name and address of the Outside Party and the price and terms of the Bona Fide Offer and be accompanied by a copy of the Bona Fide Offer.

                           (2) Upon the giving of such Option Notice, the Company shall have an option (transferable, in the sole discretion of the Board of Directors of the Company, to GEI or to a subsidiary) to purchase all of the Common Stock specified in the Option Notice, said option to be exercised within thirty (30) days after the giving of such Option Notice, by giving a counter-notice (the "Election Notice") to the Management Investor.

                           (3) If the Company (or GEI or a subsidiary, if applicable) elects to purchase all of such Common Stock, it shall be obligated to purchase, and the Management Investor shall be obligated to sell, such Common Stock at the cash price and terms indicated in the Bona Fide Offer, except that the closing of the purchase by the Company (or GEI or a subsidiary, if applicable) shall be held on a business day within sixty (60) days after the giving of the Election Notice at 10:30 a.m., Central Standard Time, at the principal executive office of the Company, or at such other time and place as may be mutually agreed to by the Company (or GEI or a subsidiary) and the Management Investor.

                           (4) If an Election Notice is not delivered by the Company (or GEI or a subsidiary, if applicable) within the period specified above, the Management Investor thereafter, at any time within a period of sixty (60) days from the giving of said Option Notice, may transfer all of the provisions of this Agreement and, as a condition precedent to the completion of such transfer of Common Stock to such Outside Party, shall execute and deliver to the Company a written consent to such effect in form and substance satisfactory to the Company; provided, however, that in the event the Management Investor has not so transferred said Common Stock to the Outside Party within said three-month period, then said Common Stock thereafter shall continue to be subject to all of the restrictions contained in this Agreement.

                  (b) No Waiver by Company. Any election in any instance by the Company (or GEI or a subsidiary, if applicable) not to exercise its rights of first refusal under this Section 3 shall not constitute a waiver of such rights with respect to any other proposed transfer of Common Stock.

                  (c) Transfer to Related Transferees. Notwithstanding anything to the contrary contained in clauses (a) through (c) of this Section 3, the Management Investor may transfer the Management Investor's Common Stock without restriction to the Management Investor's Related Transferees (as defined below) provided that each such Related Transferee shall first (i) execute a written consent in form and substance satisfactory to the Company to be






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bound by all of the provisions of this Agreement and (ii) give a duplicate original of such consent to the Company. The "Related Transferee" of the Management Investor shall consist of the Management Investor's spouse, the Management Investor's adult lineal descendants, the adult spouses of such lineal descendants, trusts solely for the benefit of the Management Investor's spouse or the Management Investor's minor or adult lineal descendants and, in the event of death, the Management Investor's personal representatives (in their capacities as such), estate and named beneficiaries. In the event of any transfer by the Management Investor to his Related Transferees of all or any part of the Management Investor's Common Stock (or in the event of any subsequent transfer by any such Related Transferee to another Related Transferee of the Management Investor), such Related Transferees shall receive and hold said Common Stock subject to the terms of this Agreement and the rights and obligations hereunder of the Management Investor from whom such Common Stock was originally transferred as though said Common Stock was still owned by the Management Investor, and such Related Transferees shall be deemed Management Investors for the purposes of this Agreement (except as stated in Sections 13(b) and (c) hereof). There shall be no further transfer of such Common Stock by a Related Transferee except between and among such Related Transferee, the Management Investor to whom such Related Transferee is related and the other Related Transferees of the Management Investor, or except as permitted by this Agreement.

         4.       Company "Call" Option.

                  (a) Upon the termination of the Management Investor's employment or cessation of services as director with the Company or any of its subsidiaries for any reason (including without limitation Voluntary Termination, a Just Cause Dismissal, Involuntary Termination Without Cause or the Retirement, death or Permanent Disability of the Management Investor (as such terms are defined in Section 5 below)) (a "Call Purchase Event"), subject to the provisions of Section 6 and this Section 4, the Company may, at its option exercisable by written notice (a "Purchase Notice") delivered to the Management Investor (or in the case of a deceased Management Investor, the Management Investor's personal representative) within ninety (90) days after the applicable Call Purchase Event (or, in the event the applicable Call Purchase Event is the death of the Management Investor, within thirty (30) days after the appointment and qualification of the deceased Management Investor's personal representative, if later), elect to purchase and, upon the giving of such notice, the Company shall be obligated to purchase and the Management Investor (and the Related Transferees, if any, of the Management Investor or, in the case of a deceased Management Investor, his personal representative) (the "Seller" shall be obligated to sell, all, or any lesser portion indicated in the Purchase Notice, of the Common Stock held by the Management Investor (and his Related Transferees, if any) at a per share price equal to:

                           (1) in the case of Voluntary Termination or a Just Cause Dismissal, the lower of the Purchase Price or the Fair Market Value (as such term is defined in Section 5 below); or





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                           (2) in the case of any other termination (including
         without limitation Involuntary Termination Without Cause, death, Retirement or Permanent Disability), the Fair Market Value.

                  (b) If the Company does not elect to exercise its option set forth in paragraph (a) of this Section 4, the Company shall give written notice that it is not so electing to GEI within the time periods specified in paragraph
(a) of this Section 4 for the giving of the Purchase Notice. Upon receipt of such notice from the Company, GEI shall have the option, exercisable by written notice (a "GEI Purchase Notice") delivered to the Management Investor (or, in the case of a deceased Management Investor, the Management Investor's personal representative) within fifteen (15) days after receipt of such notice from the Company, to purchase from the Seller (and, upon the giving of the GEI Purchase Notice, GEI shall be obligated to purchase and the Seller shall be obligated to sell) all, or any lesser portion indicated in the GEI Purchase Notice, of the Common Stock held by the Seller at the per share price set forth in paragraph
(a) of this Section 4.

                  (c) In the event a purchase of shares of Common Stock pursuant to this Section 4 shall be prohibited by law or would cause a default under the terms of any indenture or loan agreement or other instrument to which the Company or any of its subsidiaries may be a party, the obligations of the Seller and the Company pursuant to this Section 4 shall be suspended and no such default would be caused; provided, however, that (x) the purchase price to be paid by the Company for the shares shall accrue interest at the lowest rate necessary to prevent the imputation of interest or original issue discount under the Internal Revenue Code of 1986, as amended, reduced by any dividends or distributions on such Common Stock during the period of such suspension, which interest shall likewise be paid when such prohibition first lapses or is waived and no such default would be caused and (y) in the event of any such suspension, if GEI so elects and no violation of law would be caused and no default under the terms of any indenture or loan agreement or other instrument to which the Company or any of its subsidiaries may be a party would result, the Company shall transfer its obligations under this Section 4 to GEI or to a subsidiary, in which case GEI or the subsidiary (as the case may be) and the Management Investor (and the Related Transferees, if any, of the Management Investor) shall be obligated to complete the purchase of shares of Common Stock pursuant to this
Section 4.

         5.       Purchase Price, Closing and Terms of Payment for "Call" Sales.

                  (a) For purposes of this Agreement, the "Fair Market Value" of each share of Common Stock shall be determined as of the time of the Call Purchase Event by the Board of Directors of the Company in the exercise of its reasonable discretion; provided, however, that such determination shall be based upon the Company as a going concern and shall not discount the value of such shares either because they are subject to the restrictions set forth in this Agreement or because they constitute only a minority interest in the Company. Upon delivery of notice of such Fair Market Value to the Seller of Common Stock pursuant to Section 4 (which shall indicate, in a general fashion, the factors considered by the Board of Directors in determining such amount), such Seller shall have ten (10) business days in which





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to notify the Company in writing of any disagreement. If no written notice of disagreement is given, the Fair Market Value as determined by the Board of Directors of the Company shall be conclusive. If written notice is given of a disagreement, the Company and such Seller shall mutually agree upon an independent appraiser experienced in making valuations of such sort which shall make a determination of the Fair Market Value. Such determination shall be final, binding and nonappealable upon the Company and such Seller. The costs and expenses incurred in connection with the determination made by the independent appraiser shall be borne equally by the Company and by the Seller.

                  (b) For purposes of this Agreement, the Management Investor shall be deemed to be "Permanently Disabled" if the Management Investor becomes unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The Company, at its option and expense, shall be entitled to retain a physician to confirm the existence of such incapacity or disability and the determination of such physician shall be binding upon the Company and the Management Investor; provided, however, that if the Management Investor disagrees with such determination of Permanent Disability within fifteen (15) days of being notified of it, the Management Investor and the Company shall jointly agree upon an independent physician (or, if they are unable to agree upon such physician, they shall each select a physician and those two physicians shall select the independent physician) who shall make the determination, whose decision shall be binding upon the Company and the Management Investor.

                  (c) For the purposes of this Agreement, the Management Investor shall be deemed to be "Involuntarily Terminated Without Cause" upon the later of the termination of the Management Investor's employment by, or removal or failure to be reelected as a director of, the Company or any of its subsidiaries, unless such termination, removal or failure to be reelected is due to Retirement, death, Permanent Disability or a Just Cause Dismissal. "Retirement" shall mean retirement in accordance with the retirement policies or practices of the Company or its subsidiaries applicable to executives or directors, as the case may be, but in no event at an age of less than seventy
(70). "Voluntary Termination" shall mean the termination by the Management Investor of his employment with, or his resignation or refusal to stand for reelection as a director of, the Company or any of its subsidiaries, for any reason other than death, Permanent Disability, or Retirement. A "Just Cause Dismissal" shall mean termination of the Management Investor's employment with, or service as a director of, the Company or any of its subsidiaries as a result of any of the following (each, a "Cause"):

                           (1) the Management Investor commits any act of fraud, intentional misrepresentation or serious misconduct in connection with the business of the Company or its subsidiaries, including but not limited to, falsifying any documents or agreements (regardless of form); or

                           (2) the Management Investor materially violates any rule or policy of the Company or its subsidiaries (A) for which violation an employee may be terminated pursuant to the written policies of the Company or its subsidiaries reasonably applicable





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         to an executive employee, or (B) which violation results in material damage to the Company or its subsidiaries, or (C) which, after written notice to do so, the Management Investor fails to correct within a reasonable time; or

                           (3) the Management Investor willfully breaches or habitually neglects any material aspect of the Management Investor's duties (A) as described in the Management Investor's employment contract, or (B) in the ordinary course of the Management Investor's employment or service as a director, or (C) assigned to the Management Investor by the Company or its subsidiaries, which assignment was reasonable in light of the Management Investor's position with the Company or its subsidiaries (all of the foregoing duties, "Duties"); or

                           (4) the Management Investor fails, after written notice, adequately to perform any Duties and such failure is reasonably likely to have an adverse impact upon the Company, its subsidiaries or the operations of any of them; or

                           (5) the Management Investor materially fails to comply with a direction from the Board of Directors of the Company or its subsidiaries with respect to a material matter, which direction was reasonable in light of the Management Investor's position with the Company or its subsidiaries; or

                           (6) while employed by the Company or its subsidiaries, and without the written approval of the Chief Executive Officer of the Company (or, in case the Management Investor is such Chief Executive Officer, approval of the Company's Board of Directors), the Management Investor performs services for any other corporation or person which competes with the Company or its subsidiaries; or

                           (7) the Management Investor is convicted by a court of competent jurisdiction of a felony (other than a traffic or moving violation) or any crime involving dishonesty; or

                           (8) any other action or condition that may result in termination of an employee for cause pursuant to any generally applied standard, of which standard the Management Investor knew or reasonably should have known, adopted in good faith by the Board of Directors of the Company or its subsidiaries from time to time but prior to such action or condition; or

                           (9) any willful breach by the Management Investor of his or her fiduciary duties as a director of the Company or any of its subsidiaries.

In the event that there is a dispute between the Management Investor and the Company as to whether "Cause" for termination exists: (x) such termination shall nonetheless be effective, (y) such dispute shall be subject to arbitration pursuant to Section 13(f) hereof and (z) the payments or deliveries, if any, to be made by the Company or GEI or any subsidiary in connection with a sale or purchase of the Common Stock held by the Management Investor



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pursuant to Section 4 shall be delayed until the final resolution of such dispute in such arbitration.

                  (b) The closing for all purchases and sales of Common Stock provided for in Section 4 hereof shall be at the principal executive offices of the Company at 10:30 a.m., Central Standard Time, on the later of (A) the sixtieth day after the giving of the applicable Purchase Notice or GEI Purchase Notice and (B) the thirtieth day after the final determination of the Fair Market Value of the Common Stock as set forth above; provided, however, that if the Management Investor (or a Related Transferee) who has become obligated to sell shares of Common Stock hereunder is deceased on the closing date and such deceased person's personal representative shall not have been appointed and qualified by such date, then the closing shall be postponed until the tenth day after the appointment and qualification of such personal representative. If the aforesaid closing date falls on a day which is not a business day, then the closing shall be held on the next succeeding business day.

                  (c) The purchase price for the purchase and sale of Common Stock pursuant to the provisions hereof shall be paid in cash, by certified or by official bank check.

                  (d) The Seller or Sellers of shares of Common Stock sold pursuant to Section 4 hereof, if such shares are represented by one or more certificates issued by the Company, shall cause such certificated shares to be delivered to the Company at the closing free and clear of all liens, charges or encumbrances of any kind. Such Seller or Sellers shall take all actions as the Company shall request as necessary to vest in the Company at such closing all shares sold pursuant to Section 4 hereof, whether in certificated or uncertificated form, free and clear of all liens, charges and encumbrances incurred, voluntarily or involuntarily, by or through Seller. At each closing pursuant to Section 4, the Company shall deliver to the Seller reasonable assurances to the effect that the Company's or a subsidiary's purchase of shares thereat has been duly and validly authorized and complies with applicable state securities laws.

         6. Termination and Lapse of Rights and Restrictions; Application to Other Stock.

                  (a) The provisions of Sections 1(b) (ii), 3(a), 3(b), 4, 8 and 9 of this Agreement shall lapse and be of no further effect with respect to shares of Common Stock upon the commencement of the public trading of the Company's Common Stock (or any capital stock exchanged for or distributed upon such Common Stock as described in paragraph (b) of this Section 6) on any national securities exchange, on the NASDAQ National Market System or on the NASDAQ "Small Cap" Issues System.

                  (b) In the event any capital stock of the Company or any other corporation shall be distributed on, with respect to, or in exchange for shares of Common Stock of the Company as a stock dividend, stock split, spin-off, reclassification or recapitalization in connection with any merger or reorganization, the restrictions, rights and options set forth in Sections 3, 4, 8 and 9 shall apply with respect to such other capital stock to the same extent as





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they are, or would have been applicable, to the Common Stock acquired hereunder on, or with respect to, which such other capital stock was distributed.

         7.       Piggyback Registration Rights.

                  (a) As used in this Agreement, the term "Holder" means the Management Investor, a Related Transferee of the Management Investor or an Outside Party.

                  (b) Subject to the provisions herein, if the Company at any time proposes to include all or any part of GEI's Common Stock in a public offering of Common Stock registered under the Act (other than registration (x) on Forms S-4 or S-8 or any successor forms thereto or (y) filed in connection with an exchange offer), the Company shall give written notice of the proposed registration to each Holder at least thirty (30) days prior to the filing thereof, and each Holder shall have the right to request that all or any part of its shares of Common Stock be included in such registration by giving written notice to the Company within fifteen (15) days after the giving of such notice by the Company (any Holder giving the Company a notice requesting that shares of Common Stock owned by it be included in such proposed registration being hereinafter referred to in this Section 7 as a "Registering Holder"); provided, however, that (i) if the registration is in whole or in part an underwritten primary registration on behalf of the Company and the managing underwriters of such offering determine that the aggregate amount of securities of the Company which all Registering Holders and all other security holders of the Company, pursuant to contractual rights to participate in such registration ("Other Holder"), propose to include in such registration statement exceeds the maximum amount of securities that should be included therein, the Company will include in such registration, first, the shares which the Company proposes to sell and, second, the shares of such Registering Holders and other securities to be sold for the account of Other Holders, pro rata among all such Registering Holders and Other Holders, taken together, on the basis of the relative equity interests in the Company of all Registering Holders and Other Holders who have requested that securities owned by them be so included (it being agreed and understood, however, that such underwriters shall have the right to eliminate entirely the participation in such registration of all Registering Holders and Other Holders), and (ii) if the registration is an underwritten secondary registration on behalf of any of the Other Holders pursuant to demand registration rights (other than such right of GEI or its Affiliates (defined below)) and the managing underwriters determine that the aggregate amount of securities which all Registering Holders and all Other Holders propose to include in such registration exceeds the maximum amount of securities that should be included therein, the Company will include in such registration, first, the securities to be sold for the account of the Other Holders demanding registration (but only to the extent such Other Holders are entitled to demand inclusion thereof) second, any securities to be sold for the account of the Company, and, third, the shares of such Registering Holders and other securities to be sold for the account of the Other Holders electing to include (but not being entitled to demand inclusion of) securities in such registration, pro rata among all such Registering Holders and Other Holders, taken together, on the basis of relative equity interests in the Company of all Registering Holders and such Other Holders who have requested that securities owned by them be included (it being agreed and understood, however, that such underwriters shall have the right to eliminate entirely the participation therein of all such Registering Holders and Other Holders not entitled to demand inclusion of securities in such registration). Shares of Common Stock proposed to be registered and sold for the account of any Registering Holder shall be sold to prospective underwriters selected or approved by the Company on the terms and subject to the conditions of one or more underwriting agreements negotiated between the Company and/or Other Holders demanding registration and the prospective underwriters. For the purposes hereof, an "Affiliate" of any person or entity means any other person or entity controlling, controlled by or under common control with such person or entity; provided, however, that none of the Management Stockholders (defined below) or any of their Affiliates shall be deemed to be an Affiliate of GEI. "Management Stockholders" means, collectively, all holders of capital stock or other securities issued by the Company who are also employees of the Company or its subsidiaries.

         In the event the Company proposes to register any of its Common Stock under the Act on Form S-8 (or any successor thereto), if the Company determines that it is permissible to do so and will not result in material added costs to the Company from such registration, the Company shall, at a Registering Holder's request, include in such registration a portion of such Registering Holder's shares of Common Stock equal to the portion, if any, of GEI's shares of Common Stock held as of the date of this Agreement sold by GEI in private transactions from the date hereof to the date of such request.

         The Registering Holders shall be permitted to withdraw all or a part of the shares of Common Stock held by such Registering Holders which were to be included in such registration at any time prior to the effective date of such registration. The Company shall not be required to maintain the effectiveness of the registration statement for such registration beyond the earlier to occur of 120 days after the effective date thereof or consummation of the distribution by the Registering Holders included in such registration statement. The Company may withdraw any registration statement at any time before it becomes effective, or postpone the offering of securities, without obligation or liability to any Holder.

                  (c) The registration rights sets forth in this Section 7 shall terminate and be of no further effect with respect to the Common Stock held by a
Holder: (i) at such time as the Company has filed, and there has become effective, one registration statement in which all Registering Holders have been afforded the opportunity to include all shares of such class of securities held by them or (ii) if earlier, after an initial public offering, all shares of Common Stock acquired hereunder and held by the Management Investor are eligible for sale pursuant to the provisions of Rule 144 under the Act.

                  (d) In connection with any registration of shares under the Act pursuant to this Section 7, the Company will furnish each Holder whose shares of Common Stock are registered thereunder with a copy of the registration statement and all amendments thereto and will supply each such Holder with copies of any prospectus included therein (including a preliminary prospectus and all amendments and supplements thereto), in such quantities as may be reasonably necessary for the purpose of the proposed sale or distribution covered by such registration. The Company shall not, however, be required to maintain the registration statement and to supply copies of a prospectus for a period beyond 120 days after the effective date of such registration statement, at the end of such period, the Company may deregister any shares of Common Stock covered by such registration statement and not then sold or distributed. In connection with any such registration of shares of Common Stock, the Company will, at the request of the managing underwriter with respect thereto, use its best efforts to qualify such registered shares for sale under the securities laws of such state as is reasonably required to permit the distribution of such registered shares; provided, however, that the Company shall not be required in connection therewith or as condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or become subject to taxation in any jurisdiction.

                  (e) Notwithstanding any other provision of this Section 7, Holder agrees that in the event of an underwritten public offering of Common Stock for the account of the Company, such Holder will not offer for public sale (other than as part of such underwritten public offering) any shares of Common Stock during the ten (10) days prior to, and such number of days (not in excess of 180) after, the effective date of the registration statement in connection with such public offering as the underwriters and the Company may request in writing, without the consent of the underwriters; provided, however, that, in the case of death of a Holder, if consented to by the underwriters, a Holder shall be permitted to offer for public sale prior to the expiration of such period shares of Common Stock reasonably necessary to generate funds of the payment of estate taxes.

                  (f) Except as otherwise required by state securities laws or the rules and regulations promulgated thereunder, all expenses, disbursements and fees incurred by the Company in connection with carrying out its obligations under this Section 7 shall be borne by the Company; provided, however, that each Holder shall pay (i) all costs and expenses of counsel for such Holder, if such counsel is not also counsel for the Company, (ii) all underwriting discounts, commissions and expenses and all transfer taxes with respect to the shares of Common Stock sold by such Holder and (iii) all other expenses incurred by such Holder and incidental to the sale and delivery of the shares of Common Stock to be sold by such Holder.

                  (g) It shall be a condition of each Holder's rights hereunder to have shares of Common Stock owned by such Holder registered that:

                           (1) such Holder shall cooperate with the Company by supplying information and executing documents relating to such Holder or the securities of the Company owned by such Holder in connection with such registration;

                           (2) such Holder shall enter into any undertakings and take such other action relating to the conduct of the proposed offering which the Company or the underwriters may reasonably request as being necessary to insure compliance with federal and state securities laws and the rules or other requirements of the National Association of Securities Dealers, Inc. or which the Company or the underwriters may reasonably request to otherwise effectuate the offering; and

                           (3) such Holder shall execute and deliver an agreement to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, any underwriter (as defined in the Act) and each person, if any who controls the Company or such underwriter within the meaning of the Act, against such losses, claims, damages or liabilities (including reimbursement for legal and other expenses) to which the Company or any such director, officer, underwriter or controlling person may become subject under the Act or otherwise, in such manner as is customary for registration of the type then proposed and, in any event, equivalent in scope to indemnities given by the Company in connection with such registration, but only with respect to written information furnished by such Holder in his or her capacity as a selling shareholder in connection with such registration.

                  (h) In the event of any registration under the Act of any shares of Common Stock pursuant to this Section 7, the Company hereby agrees to indemnify and hold harmless each Holder disposing of such shares against such losses, claims, damages or liabilities (including reimbursement for legal and other expenses) to which such Holder may become subject under the Act or otherwise, in such manner as is customary for registrations of the type then proposed, but not with respect to written information furnished by such Holder in his capacity as a selling shareholder in connection with such registration.

         8.       Tag-Along Rights.

                  (a) Right to Participate in Sale. If GEI enters into an agreement to transfer, sell or otherwise dispose of (such transfer, sale or other disposition being referred to as a "Tag-Along Sale") a majority of its shares of Common Stock of the Company held on the date hereof, then GEI shall afford the Holder the opportunity to participate proportionately in such Tag-Along Sale in accordance with this Section 8. The Holder shall have the right, but not the obligation (except as provided in Section 9), to participate in such Tag-Along Sale. The number of shares of Common Stock that the Holder will be entitled to include in such Tag-Along Sale (the "Management Investor's Allotment") shall be determined by multiplying (i) the number of shares of Common Stock held by the Holder on the Tag-Along Sale Date (as defined below), by (ii) a fraction, the numerator or which shall equal the number of shares of Common Stock proposed by GEI to be sold or otherwise disposed of pursuant to the Tag-Along Sale and the denominator of which shall equal the total number of shares of Common Stock that are beneficially owned by (a) GEI and (b) any holder of shares of Common Stock (including the Holder) that has the right to "tag-along" in the Tag-Along Sale on the Tag-Along Sale Date. The "Tag Along Notice Date" shall be the date that the Tag-Along Sale Notice (as defined below) is first delivered, mailed or sent by courier, Telex or telecopy to the Holder.

                  (b) Limitation on Management Investor Representations; Indemnity. Any sales of shares of Common Stock by a Holder as a result of the "Tag-Along Rights" granted to the Holder pursuant to this agreement shall be on the same terms and conditions as the proposed Tag-Along Sale by GEI; provided, however, that in negotiating a Tag-Along Sale, GEI shall use its reasonable, good faith efforts to provide (i) that the only representation and warranty which the Holder shall be required to make in connection with any transfer is a warranty with respect to the Holder's own ability to convey title thereto free and clear of liens, encumbrances or adverse claims and (ii) that the warranty made in connection with any transfer is the several liability of the Holder (and not joint with any other person) and that such liability is limited to the amount of proceeds actually received by such Holder.

                  (c) Sale Notice. GEI shall provide the Holder with written notice (the Tag-Along Sale Notice") not more than sixty (60) nor less than twenty (20) days prior to the proposed date of the Tag-Along Sale (the "Tag-Along Sale Date"). Each Tag-Along Sale Notice shall set forth: (i) the name and address of each proposed transferee or purchaser of shares in the Tag-Along Sale; (ii) the number of shares proposed to be transferred or sold by GEI; (iii) the proposed amount and form of consideration to be paid for such shares and the terms and conditions of payment offered by each proposed transferee or purchaser; (iv) the aggregate number of shares of Common Stock held of record as of the close of business on the day immediately preceding the Tag-Along Notice Date by GEI; (v) the Management Investor's Allotment assuming the Holder elected to sell the maximum number of shares of Common Stock possible; (vi) confirmation that the proposed purchaser or transferee has been informed of the "Tag-Along Rights" provided for herein and has agreed to purchase shares of Common Stock (including Vested Shares) in accordance with the terms hereof and (vii) the Tag-Along Sale Date.

                  (d) Tag-Along Notice. If the Holder wishes to participate in the Tag-Along Sale, the Holder shall provide written notice (the "Tag-Along Notice") to GEI no less than ten (10) days prior to the Tag-Along Sale Date. The Tag-Along Notice shall set forth the number of shares of Common Stock that such Holder elects to include in the Tag-Along Sale, which shall not exceed the Management Investor's Allotment. The Tag-Along Notice shall also specify the aggregate number of additional shares of Common Stock owned of record as of the close of business on the day immediately preceding the Tag-Along Notice Date by such Holder, if any, which such Holder desires also to include in the Tag-Along Sale ("Additional Shares") in the event there is any undersubscription for the entire amount of all Management Investors' Allotments of all shares that may be included by persons having, and pursuant to, tag-along rights relative to GEI (collectively, the "Management Investors' Allotments"). In the event there is an under-subscription by all holders of Management Investors' Allotments for the entire amount of the Management Investors' Allotments, GEI shall apportion the unsubscribed Management Investors' Allotments to such holders whose tag-along apportionment shall be on a pro rata basis among such holders in accordance with the number of Additional Shares specified by all such holders in their Tag-Along Notice. The Tag-Along Notices given by the Holder shall constitute the Holder's binding agreement to sell such shares of Common Stock on the terms and conditions applicable to the Tag-Along Sale, subject to the provisions of
Section 8(b) above; provided, however, that in the event that there is any material change in the terms and conditions of such Tag-Along Sale applicable to the Holder after the Holder gives the Tag-Along Notice, then, notwithstanding anything herein to the contrary, the Holder shall have the right to withdraw from participation in the Tag-Along Sale with respect to all of its shares of Common Stock affected thereby. If the purchaser does not consummate the purchase of all of such shares on the same terms and conditions applicable to GEI (except as otherwise provided herein) then GEI shall not consummate the Tag-Along Sale of any of its shares to such transferee or purchaser, unless the shares of the Holder and GEI are reduced or limited pro rata in proportion to the respective number of shares actually sold in any such Tag-Along Sale.

         If a Tag-Along Notice is not received by GEI from the Holder prior to the ten-day period specified above, GEI shall have the right to sell or otherwise transfer the number of shares specified in the Tag-Along Notice to the proposed purchaser or transferee without any participation by such Holder, but only on terms and conditions which are no more favorable in any material respect to GEI than as stated in the Tag-Along Notice to the Holder and only if such Tag-Along Sale occurs on a date within sixty (60) business days of the Tag-Along Sale Date.

                  (e) Authority to Record Transfer/Delivery of Certificates. On the Tag-Along Sale Date, the Holder, if a participant therein, authorizes the Company (or the Company's transfer agent, if any) to record in the Company's books and records the transfer of all of the Holder's shares of Common Stock which are not represented by one or more certificates issued by the Company, from the Holder to the purchaser in the Tag-Along Sale. On the Tag-Along Sale Date, the Holder, if a participant therein, shall also deliver all certificates, if any, issued by the Company which represent shares of the Company's Common Stock, duly endorsed for transfer with signatures guaranteed, to the purchaser in the Tag-Along Sale, in the manner and at the address indicated in the Tag-Along Notice against delivery of the purchase price for such shares; provided, however, that in the event the Company has possession of any such certificate(s) pursuant to this Agreement, upon the written request of the Holder at least five (5) business days in advance of the Tag-Along Sale Date, the Company shall deliver such certificate(s) to the purchaser at the time and in the manner described above.

                  (f) Exempt Transfers. The provisions of this Section 8 shall not apply to (i) any bona fide underwritten offering of Common Stock pursuant to an effective registration statement under the Act or any bona fide public distribution of Common Stock pursuant to Rule 144 thereunder, provided that any such sale complies with the provisions of this Agreement; (ii) any transfer, sale or other disposition by GEI to one of its Affiliates (except that (A) prior to any such disposition, the party receiving such shares of Common Stock shall agree in writing to be bound by the terms of this Agreement applicable to GEI as if such transferee were an original party hereto and (B) any such shares of Common Stock shall continue to be subject to this Agreement); (iii) any redemption by the Company of its Common Stock or (iv) any GEI Distribution (as defined in Section 14).

         9.       Drag-Along Sales.

                  (a) Right to Require Sale. Notwithstanding any other provision hereof, if GEI agrees to sell 100% of the shares of Common Stock held by it to a third person who is not an affiliate of GEI (a "Third Party") or if GEI agrees to sell a portion of its shares pursuant to a transaction in which more than 50% of the total Common Stock of the Company will be sold to a Third Party (either of such sales, a "Drag-Along Sale"), then, upon the demand of GEI, each Holder hereby agrees to sell to such Third Party the same percentage of the total number of shares of Common Stock held by such Holder on the date of the Drag-Along Notice, as the number of shares GEI is selling in the Drag-Along Sales bears to the total number of shares held be GEI as of the date of the Drag-Along Notice (the "Sale Percentage"), at the same price and on the same terms and conditions as GEI has agreed to with such Third Party; provided, however, that GEI shall use its reasonable, good faith efforts to provide that (i) the only representation and warranty which the Holder shall be required to make in connection with the Drag-Along Sale is a representation and warranty with respect to the Holder's own ownership of the shares of Common Stock to be sold by it and its ability to convey title thereto free and clear of liens, encumbrances or adverse claims and
(ii) that the liability of any other Holder with respect to any representation and warranty made in connection with the Drag-Along Sale is the several liability of such other Holder (and not joint with any other person) and that such liability is limited to the amount of proceeds actually received by such other Holder in the Drag-Along Sale; provided further, that the Holder shall not be obligated to participate in any Drag-Along Sale unless the Holder is provided an opinion of counsel to the effect that the Drag-Along Sale is not in violation of applicable federal or state securities or other laws or, if the Holder is not provided with an opinion with respect to any matters contemplated by this proviso, GEI shall (in addition to the indemnification contemplated below) indemnify the Holder for any violation. If the Drag-Along Sale is in the form of a merger transaction, the Holder agrees to vote his or her shares of Common Stock in favor of such merger and not to exercise any rights of appraisal or dissent afforded under applicable law.

                  (b) Drag-Along Notice. Prior to making any Drag-Along Sale, if GEI elects to exercise the option described in this Section 9, GEI shall provide the Holder with written notice (the "Drag-Along Notice") not more than sixty
(60) nor less than twenty (20) days prior to the proposed date of the Drag-Along Sale (the "Drag-Along Sale Date"). The Drag-Along Notice shall set forth: (i) the name and address of the Third Party; (ii) the proposed amount and form of consideration to be paid per share and the terms and conditions of payment offered by the Third Party; (iii) the aggregate number of shares of Common Stock held by GEI as of the date that the Drag-Along Notice is first delivered, mailed or sent by courier, telex or telecopy to the Holder; (iv) the sale percentage;
(v) the Drag-Along Sale Date and (vi) confirmation that the proposed Third Party has agreed to purchase the Management Investor's shares of Common Stock in accordance with the terms hereof.

                  (c) Authority to Record Transfer/Delivery of Certificates. The Company (or the Company's transfer agent, if any) shall record in the Company's books and records the transfer of the Sale Percentage of the Holder's shares of Common Stock which is not represented by one or more certificates issued by the Company, from the Holder to the Third Party, on the Drag-Along Sale Date. If any part of the Sale Percentage of the Holder's shares of Common Stock is represented by one or more certificates issued by the Company, the Holder shall deliver such certificate or certificates for such shares, duly endorsed for transfer with signatures guaranteed, to such Third Party on the Drag-Along Sale Date in the manner and at the address indicated in the Drag-Along Notice against delivery of the purchase price for the shares; provided, however, that in the event the Company has possession of any such certificate(s) pursuant to this Agreement, upon the written request of the Holder at least five (5) business days in advance of the Drag-Along Sale Date, the Company shall deliver such certificate(s) to the purchaser at the time and in the manner described above.

                  (d) Consideration. The provisions of this Section 9 shall apply regardless of the form of consideration received in the Drag-Along Sale.

         10.      Noncompetition.

                  (a) Management Investor covenants and agrees that Management Investor will not, during the period of his employment with the Company or any of the Company's subsidiaries, and for a period of three (3) years after the termination of such employment, without the prior written consent of the Company, individually or in partnership or in conjunction with or as an employee, officer, director, manager or agent of any other person, firm, corporation or other entity, either directly or indirectly, undertake or carry on or be engaged or have any financial or other interest in, or in any other manner advise or assist any person, firm, corporation or other entity engaged or interested in, any newspaper publishing business or any other business involving the printing or publication of any newspaper, flyer, shopper, circular or other publication carrying advertising, or any other business involving the solicitation of local advertising, or any advertising agency business, or any job printing business, carried on in any community or communities described in Annex B attached hereto or within a radius of fifty (50) miles of the center point of any such community.

                  (b) Management Investor further covenants and agrees to refrain, for a period of three (3) years following the termination of Management Investor's employment by or on behalf of the Company or any of the Company's subsidiaries, for whatever reason, from (i) selling, or attempting to sell, any advertising which is or is intended to be distributed or disseminated within any community or communities listed in Annex C hereto or within a fifty (50) mile radius of the center point of any such community to any person, firm, corporation or other entity which, at the termination of such employment, was a purchaser of advertising from one or more of the newspapers or other publications of the Company or any of the Company's subsidiaries; (ii) inducing, or attempting to induce, any person, firm or corporation to cease, discontinue or fail to renew any advertising contract, agreement or arrangement with one or more of the newspapers or other publications of the Company or any of the Company's subsidiaries; and (iii) soliciting, employing, diverting or taking away, or attempting to solicit, employ, divert or take away, any person who, at the time of such termination or at any time during the six (6) month period prior to such termination, was employed by or on behalf of the Company or any of the Company's subsidiaries.

                  (c) Management Investor further agrees and warrants that the covenants contained in this Section 10 are reasonable, that valid consideration has been and will be received therefor and that the agreements set forth herein are the result of arm's length negotiation between the parties hereto. Management Investor believes that he will be able to earn an adequate livelihood for himself and his dependents if the covenants contained in this Section 10 are enforced against him.

                  (d) If any of the provisions of or covenants contained in this
Section 10 is hereafter construed to be invalid or unenforceable in any jurisdiction, the same shall not affect the remainder of the provisions or the enforceability thereof in any other jurisdiction, which shall be given full force and effect, without regard to the invalidity or unenforceability in such other jurisdiction. If any of the provisions of or covenants contained in this Section 10 is held to be unenforceable in any jurisdiction because of the duration or geographical scope thereof, the parties agree (i) that the court making such determination shall have the power to reduce the duration and/or geographical scope of such provision or covenant and, in its reduced form, said provision or covenant shall be enforceable, provided, however, that the determination of such court shall not affect the enforceability of this Section 10 in any other jurisdiction, and (ii) that if the court making such determination shall not have the power, or shall refuse to exercise its power, to reduce the duration and/or geographical scope of such provision or covenant, then the Management Investor shall, in further consideration of stock sold pursuant to this Agreement, and without the requirement of any further consideration, enter into a new Noncompetition Agreement substantially in the form of this Section 10 but containing such reduced duration and/or geographical scope as shall be determined by the Company, in its sole discretion.

         11. Notices. All notices or other communications under this Agreement shall be given in writing and shall be deemed duly given and received on the third full business day following the day of the mailing thereof by registered or certified mail or when delivered personally or sent by facsimile transmission as follows:

                  (a) if to the Company, at its principal executive offices at the time of the giving of such notice, or at such other place as the Company shall have designated by notice as herein provided to the Management Investor,
Attention: Kenneth L. Serota;

                  (b) if to the Management Investor, at the address of the Management Investor as it appears in Annex A or at such other place as the Management Investor shall have designated by notice as herein provided to the Company;

                  (c) if to GEI, at its principal executive offices at the time of the giving of such notice, or at such other place as GEI shall have designated by notice as herein provided to the Company.

         12. Specific Performance. Due to the fact that the securities of the Company cannot be readily purchased or sold in the open market and because damages to the Company and its Subsidiaries will be difficult to ascertain and remedies at law to the Company and its Subsidiaries will be inadequate and for other reasons, the parties will be irreparably damaged in the event that this Agreement is not specifically enforced. In the event of a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by any of the parties hereto, the other parties shall, in addition to all other remedies, be entitled (without any bond or other security being required) to a temporary and/or permanent injunction, without showing any actual damage or that monetary damages would not provide an adequate remedy, and/or a decree for specific performance, in accordance with the provisions hereof.

         13.      Miscellaneous.

                  (a) Except as provided in the last sentence of this paragraph, this writing constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except by a written agreement signed by the Company, GEI and the Management Investor; provided, however, that any of the provisions of this Agreement (except as hereinafter provided) may be modified, amended or eliminated by agreement of the Company, GEI and a majority in interest (on the basis of the number of shares of Common Stock then owned by the Management Investor and/or his Related Transferees) of all of the Management Investors and all holders of securities pursuant to agreements in forms substantially similar to this Agreement, which agreement shall bind the Management Investor whether or not the Management Investor has agreed thereto; provided, further, that no modification or amendment which would materially adversely affect the rights of the Management Investor under Sections 3, 4, 5, 6, 7, 8, 9, 10 or 13(a) of this Agreement shall be effective as to the Management Investor if the Management Investor shall not have consented in writing thereto. Anything in this Agreement to the contrary notwithstanding, any modification or amendment of this Agreement by a written agreement signed by, or binding upon, the Management Investor shall be valid and binding upon any and all persons or entities who may, at any time, have or claim any rights under or pursuant to this Agreement in respect of Common Stock acquired hereunder is subject to, and the Company and the Management Investor agree to be bound by, all of the terms and conditions of this Agreement.

                  (b) No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature. Anything in this Agreement to the contrary notwithstanding, any waiver, consent or other instrument under or pursuant to this Agreement signed by, or binding upon, the Management Investor shall be valid and binding upon any and all persons or entities (other than the Company) who may, at any time, have or claim any rights under or pursuant to this Agreement in respect of the Common Stock acquired hereunder.

                  (c) Except as otherwise expressly provided herein, this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns and the Management Investor and the Management Investor's heirs, personal representatives, successors and assigns; provided, however, that nothing contained herein shall be construed as granting the Management Investor the right to transfer any Common Stock acquired hereunder except in accordance with this Agreement and any transferee shall hold such Common Stock having only those rights and being subject to the restrictions provided for in this Agreement.

                  (d) If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

                  (e) The provisions of this Agreement shall apply to all shares of Common Stock acquired hereunder by the Management Investor (including the Management Investor's Related Transferees and any Outside Parties).

                  (f) Except as set forth in Section 12, arbitration shall be the exclusive remedy for resolving any dispute or controversy between the Company, any of its subsidiaries or GEI and any Management Investor, personal representative of an Management Investor, Related Transferee, Holder or Outside Party. Such arbitration shall be conducted in accordance with the then most applicable rules of the American Arbitration Association. The arbitrator shall be empowered to grant only such relief as would be available in a court of law. In the event of any conflict between this Agreement and the rules of the American Arbitration Association, the provisions of this Agreement shall be determinative. If the parties are unable to agree upon an arbitrator, they shall select a single arbitrator from a list of seven arbitrators designated by the office of the American Arbitration Association having responsibility for the city in which the Management Investor last resided while employed by the Company or its subsidiaries, all of whom shall be retired judges who are actively involved in hearing private cases or members of the National Academy of Arbitrators. If the parties are unable to agree upon an arbitrator from such list, they shall each strike names alternatively from the list, with the first to strike being determined by lot. After each party has used three strikes, the remaining name on the list shall be the arbitrator. The fees and expenses of the arbitrator shall initially be borne equally by the parties; provided, however, that each party shall initially be responsible for the fees and expenses of its own representatives and witnesses. If the parties cannot agree upon a location for the arbitration, the arbitrator shall determine the location. Judgment may be entered on the award of the arbitrator in any court having jurisdiction. The prevailing party in the arbitration proceeding, as determined by the arbitrator, and in any enforcement or other court proceedings, shall be entitled to the extent provided by law to reimbursement from the other party for all of the prevailing party's costs (including but not limited to the arbitrator's compensation), expenses and reasonable attorneys' fees.

                  (g) Should any party to this Agreement be required to commence any litigation concerning any provision of this Agreement or the rights and duties of the parties hereunder, the prevailing party in such proceeding shall be entitled, in addition to such other relief as may be granted, to the reasonable attorneys' fees and court costs incurred by reason of such litigation.

                  (h) The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections.

                  (i) Each party hereto shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.

                  (j) The Management Investor represents that, if the Management Investor is married, the Management Investor's spouse has signed the Acknowledgment and Agreement of Spouse relating to the Management Investor at the end of this Agreement.

                  (k) Words in the singular shall be read and construed as though in the plural and words in the plural shall be read and construed as though in the singular in all cases where they would so apply.

                  (l) This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed one original.

                  (m) The Management Investor hereby irrevocably and unconditionally consents to the jurisdiction of any Delaware State court or federal court of the United States sitting in the State of Delaware in any action or proceeding relating to this Agreement and consents to service of process in connection therewith by the delivery of notice to such Management Investor's address set forth in this Agreement.

                  (n) This Agreement shall be deemed to be a contract under the laws of the State of Delaware and for all purposes shall be construed and enforced in accordance with the internal laws of said state without regard to the principles of conflicts of law.

         14.      GEI Distributions Exempt.

                  It is expressly understood and agreed that GEI may distribute to its partners or equity participants, in accordance with the terms of its limited partnership agreement, all or any part of the shares of the Company's capital stock or other Company securities held by it (any such distribution, a "GEI Distribution"). Notwithstanding anything to the contrary contained in this Agreement, any GEI distribution shall not constitute a "sale," "transfer" or "disposition" for any purpose under this Agreement and shall be exempt in all respects from the terms and conditions of this Agreement. As an example, and without limiting the generality of the foregoing, it is expressly understood and agreed that a GEI Distribution shall not constitute a Tag-Along Sale for the purposes of Section 8 hereof. Further, it is also expressly understood and agreed that, following a GEI Distribution (i) the shares of the Company's capital stock or other Company securities distributed to the partners or equity participants of GEI shall in no way be subject to this Agreement and (ii) any partner or equity participant of GEI which receives shares of the Company's capital stock or other Company securities pursuant to a GEI Distribution shall not be required or deemed to become a party to this Agreement or otherwise be subject to this Agreement.

         15.      Original Agreement.

         This Agreement amends and restates the Original Agreement in its entirety.

         IN WITNESS WHEREOF, the parties have executed this Amended and Restated Management Stockholders Agreement as of the first date written above.


                                 LIBERTY GROUP PUBLISHING, INC.



                                 By: __________________________________________
                                 Name: ________________________________________
                                 Its: _________________________________________


                                 GREEN EQUITY INVESTORS II, L.P.
                                 By: Grand Avenue Capital Partners, L.P., its General Partner
                                 By:      Grand Avenue Capital Corporation,
                                          its General Partner


                                 By: __________________________________________
                                 Name: ________________________________________


                                 Management Investor


                                 By: __________________________________________
                                 Name: Gene Hall

                     Acknowledgment and Agreement of Spouse


         The undersigned, being the spouse of the Management Investor listed on Annex A hereto, hereby agrees to be bound by the provisions of this Agreement.


                                 By: __________________________________________
                                 Name: ________________________________________

                                     Annex A


-------------------------------------------------------------------------------

      Name and Address                   Number of Initial Purchased Shares
    of Management Investor
-------------------------------------------------------------------------------

  Gene Hall                                             800
  2157 Pin Oak Estates Lane
  Charles City, IA 50616
-------------------------------------------------------------------------------

                                     Annex B

-------------------------------------------------------------------------------

      Name and Address                        Number of Grant Shares
    of Management Investor
-------------------------------------------------------------------------------

  Gene Hall                                            27.5
  2157 Pin Oak Estates Lane
  Charles City, IA 50616
-------------------------------------------------------------------------------

                                     Annex C

Communities Subject to Noncompetition Provisions


      Charles City, IA
      Atchison, KS
      Leavenworth, KS
      Crookston, MN
      Camdenton, MO
      Rolla, MO
      St. James, MO
      Osage Beach, MO
      Waynesville, MO